096 P1 01/20

SUPPLEMENT DATED JANUARY 29, 2020

TO THE PROSPECTUS DATED AUGUST 1, 2019

OF

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

The prospectus is amended as follows:

The following replaces the first three paragraphs under the “Fund Summary” and “Fund Details” sections of the prospectus:

On July 17, 2019, the Board of Trustees of Templeton Global Investment Trust, on behalf of Templeton Frontier Markets Fund (Fund), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about March 27, 2020 (Liquidation Date) but may be delayed if unforeseen circumstances arise.

Effective at the close of market on August 19, 2019, the Fund was closed to all new investors except as noted below. Existing investors who had an open and funded account on August 19, 2019 were allowed to continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors were also allowed to continue to open new accounts in the Fund after the close of market on August 19, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 19, 2019, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on August 19, 2019. The Fund will not accept any additional purchases after the close of market on or about March 25, 2020. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please keep this supplement with your prospectus for future reference.